UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of Registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: April 30, 2014

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

CAMBIAR INVESTORS
Redefining Value Since 1973

April 30, 2014

Annual Report

The Advisors' Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

The Funds file their complete schedules of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-777-8227; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

Cambiar Investors, LLC

Shareholder Letter

April 30, 2014

Dear Investor:

Market Discussion

Starting in early 2013, global capital markets finally shrugged off the profound pessimism that prevailed following the Great Financial Crisis / Great Recession of 2007-09. Global equity markets have enjoyed a strong run since then, particularly in calendar 2013 which produced aggregate market returns that was easily the best year of the 2000s. Of all countries in the world with well-developed capital markets, the U.S. was the best of all in terms of total equity returns. This reflects renewed investor confidence and an economy that is much further along than other developed nations in re-aligning itself with post Great Financial Crisis (“GFC”) industrial realities and opportunities. Emerging Markets in Asia and Latin America continued to perform poorly versus Developed Markets, generating modest to (in some cases) substantial negative results. The bubble in “bunker assets” such as sovereign bonds and precious metals finally popped, resulting in losses for these asset classes. Looking at mutual fund cash flows, money flooded out of bond funds and into stock funds, pushing stocks persistently higher and making most selloffs very brief affairs.

At a higher level, bonds remain the far larger capital market than equities, with over $100 trillion in bonds circulating globally versus slightly less than half that value for equities, notwithstanding the bull run of the last 16 months. Capital flows dictated by the relative risk and reward potential in bonds can therefore have a potent effect on equity returns. With sovereign yields still impressively low in the 0% to 2% range for most Developed Nations at up to 10 years of maturity, mathematically there is not a lot of return potential in these bonds under most conceivable scenarios, even if global inflation and GDP growth remain frustratingly low. Consequently, it is quite plausible that there would be an ample supply of capital discouraged by the low bond yields seeking better returns elsewhere, including equities as well as other asset classes, for potentially the next several years.

A Fairly Valued Market?

At the end of April 2014, the S&P 500 Index stood at 17x trailing earnings, and about 16x current 2014 estimated earnings, on cyclically strong margins. Given low prevailing interest rates and our view that the economic expansion still has several years to run in the developed world, the current market valuation seems to offer the potential for “fair”, but not exceptional equity returns going forward. Markets have traded at higher valuations than this on other occasions, but the handful of historic excursions above these levels have seldom lasted very long and oftentimes led to more serious valuation corrections. This leads us to believe that we just are not going to see much multiple expansion going forward in the current business and financial cycle. Accordingly, now is probably not a great time to be overly aggressive in one’s outlook and appetite for risk. Outside the U.S., valuations are comparatively more favorable, but with more difficult demographics and less versatile economies in general.

In a “fairly valued” market the size and depth of the U.S., one is apt to see pockets of overvalued, undervalued, and fairly valued stocks. This indeed is what we observe today. The overvalued areas of the market are, from our vantage point, far less acute and pervasive as compared to the late 1990s. During that time, more growth-oriented stocks and various megacap household name stocks’ valuations became divorced from a reasonable relationship between their visible earning power and what was implicitly baked into their valuations. We see megacap stocks today as much more reasonably valued as a class. In some pockets of the market, we harbor concerns about outright bubbly valuations, which we are seeing more of lately, that demand nearly flawless business execution and profit growth to be justified. These pockets are smaller but highly visible, including social media stocks, cloud computing businesses, and yield plays such as MLP’s to name a few areas where we see valuation-based risk as being far too high to justify investment capital. However, a fairly valued market does create opportunities for active managers such as ourselves to add more value than in a more obviously discounted marketplace where equities as an entire asset class need to re-price broadly, as was the case from late 2011 to late 2013. If our assumptions about the overall character of the market are accurate, it should prove to be a good environment for stock selection with a value bias.

So what stocks should work well and what stocks shouldn’t don’t work well in a more “fairly valued” market that is further along in the economic cycle? The short answers are: 1) stocks that continue to embed conservative expectations, 2) stocks that benefit from acyclical or secular business trends which may power earnings growth well beyond the current economic cycle, and 3) stocks that have some potential for self-help and improvement due to their unique business circumstances. Put differently, a large fraction of quality stocks no longer possess raw valuation-based upside, and one must look for more distinctive value drivers.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

Five Years After the Generational Low of 2009

At the worst moments following the Great Financial Crisis of 2008 and the deep recession it caused, many economists and financial forecasters projected a variety of long-term economic ailments to be expected, along with necessary but unorthodox policies to cure these ailments. These included:

•	A very long road to return to the pre-recession GDP peak (check)
•	A long-term re-alignment of the U.S. economy towards more industrial production (check)
•	High and persistent unemployment (check)
•	A lower average rate of home ownership than before the crash (check)
•	A collapse in consumer spending as households de-leveraged (no check)
•	Persistent loan losses and write-offs at banks (no check)
•	A lot of debt held by the Federal Government (check), leading to
•	A great need to increase inflation and inflate the debt away (check unclear), leading to
•	High inflation caused by an over-active Central Bank (no check)

Of all the above conventional wisdoms around the market lows, the absence of meaningful inflation and attendant low U.S. bond yields have been perhaps the most surprising result. The economies of developed nations don’t seem to be generating much inflation at all, notwithstanding a nearly six-fold increase in the size of the U.S. Federal Reserve Bank’s balance sheet and similar exercises in flooding markets with liquidity outside the U.S. For sovereign governments and households, it was reasonable to think that high debt loads would need to be shrunk in real terms through gradual inflation. Some have speculated that this could become an aggressive inflation, precipitating a speculative run in precious metals such as gold. But inflation trends remain amazingly low. Rather than inflating the debt away, instead it has almost no servicing cost. Ultra-low sovereign bond yields lead to a similar net effect of shrinking the real cost of debt vis a vis high inflation, resulting in surprisingly manageable debt burdens. The U.S. Federal debt’s interest cost today is a good deal lower as a % of GDP than it was in the 1990s, for example. Some tightness in a few areas of the labor market is showing up lately, which could lead to some inflation, but it is hardly pervasive. Without broad wage gains, there is little possibility of sustained inflation in Developed Nations.

From mid-2012 to the present, inflation has trended lower in the USA, and disturbingly lower in Europe to nearly negative levels. Woe unto the society that falls into a Japanese-style deflation, where nominal GDP has actually contracted so far this decade, making the debt burden for a shrinking population very worrisome despite the ultra-low carrying cost.

Economists tend to focus on a high “output gap” to explain the persistently low inflation rate, as most developed economies are operating at higher levels of unemployment, limiting the bargaining power of workers and likewise the pricing power of businesses. This makes sense academically, but on the ground looking at companies on a daily basis, we see something a bit different afoot. Companies large and small have become incredibly efficient and quickly adapt to change the mix of supplies and labor content needed to manufacture any number of products if costs shift. The deep penetration of sophisticated software into business and manufacturing processes gives management a degree of granularity about costs and optimization not previously available in past economic history. Despite a persistent output gap by academic measures, profits and margins in general continue to improve. This does not conform to the academic theory. Are labor and capital productivity just too high? Has the science of production management become too good?

There is a children’s book published a few years ago called The Everything Machine (author: Matt Novak). The Everything Machine literally does everything for the inhabitants of a fictional planet, whose populace on most days just stayed in bed. The amazing machine paints their houses, cooks their food, scratches their backs, and even colors children’s coloring books. In the not so fictional world of 21st century manufacturing, the analogy of the Everything Machine is not so far from reality, as highly automated production and improved quality control render costs ever lower and production potential ever higher. Taken to the extreme, costs asymptotically vanish and workers become superfluous. This is not just the realm of fantasy. We have seen this revolution before in agriculture in the 20th century, where farmers, as a percentage of overall population, have significantly declined. This tiny slice of the population is able to produce adequately amounts of food for majority of the population not living on farms. The cost of food relative to other living costs has declined massively, with hyper-productive farmers still not consistently able to earn a great living (because they are just too productive). Applied to manufacturing, the stakes are similar. Whereas almost half the working population once was directly involved in manufacturing, this has fallen to just 12% of the economy today (source: EPA) and in a best case might simply not shrink too quickly as more manufacturing re-domiciles back to the U.S. from lower wage countries. After all, if you can make chairs, computers, plastic cases, and toys in an Everything Machine, why locate it in China?

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

If the general premise of the Everything Machine is relevant to the real world, and production costs for most of the things that humans might want to buy can’t help but deflate, how does the inflation math possibly work? How do labor-abundant emerging market nations advance themselves? How much can blue collar wages really go up? Is the output gap assessment of inflation potential flawed? Do the historic laws of monetary policy and easy money still work to create higher inflation, or does excess money just leak out into financial market prices only, creating greater and unintended distortions. These are vexing questions. The persistently low yield of the bond market has seemed faulty and manipulated to many observers in the post-2008 time period, myself included. But on further reflection there seem to be forces beyond any central banker or politician’s purview driving pricing power ever lower. The more than 30 year downward trend in bond yields suggests this excess-productivity phenomenon is a secular (versus a cyclical) feature of modern economies. For the business of analyzing companies and their long term earning power, this leads to a focus on pricing power and the ability of businesses to harness excess productivity, versus being threatened by it.

USA 10-Year Treasury Bond Yield, 1985-2014 - There is no clear end to the downtrend.

Performance Discussion

The last twelve months represented a period of above-normal returns for equities as a global asset class, with returns ranging from 19%-22% for the major U.S. Large Cap and Small Cap Indexes (Russell 1000 and Russell 2000), to 14% for the MSCI EAFE Index (International), to -2% for the MSCI Emerging Markets Index. Consequently, funds with a U.S. oriented investment charter, or International funds that eschewed Emerging Markets tended to perform better. The Cambiar Funds performed either in line to a good deal better than the comparable indexes during the last 12 months, reflecting the constructive environment for equities and some improved execution on our part. It is worth noting that in a very broad and pervasive “melt-up” in the value of equities, generating substantial outperformance is more challenging that it might seem, as moderately underperforming names act as a more substantial relative-performance drag versus in a less consistently strong market. I am therefore rather pleased by the overall results.

The Cambiar Opportunity Fund, Investor Class, generated a 19.14% gain, slightly underperforming the S&P 500 Index for the 12 months ended April 30th. The performance was broad and not easily reduced to any one specific set of factors. We have not owned a lot of yield-play stocks in our domestic portfolios (such as utilities or REITs) which generally underperformed as bond yields backed up, however these are not particularly large components of the broader market. The Cambiar International Equity Fund, Investor Class, returned 14.56%, modestly besting the return of the MSCI EAFE Index. Many International funds benchmarked to the EAFE Index do make investments in Emerging Markets, as does our fund, however given the poor performance of Emerging Markets as an asset class, this tended to weigh rather heavily on results. Our International Fund’s low exposure to Emerging Market stocks (just 2 positions as of April 30th) was therefore very beneficial to performance. The Cambiar Small Cap Fund, Investor Class, generated a 25.13% gain, or roughly 460 bps better than the comparable Russell 2000 Index. Most of the relative performance gain was due to a few big winners in late 2013 and a rotation out of growthier “concept” stocks in early 2014 where we had minimal exposures. Two of the Cambiar Funds, the SMID Fund and the Global Select Fund, are very small in terms of assets, however we are optimistic about their potential in the future. For their tiny investor bases they had great years, with the SMID Fund, Investor Class (+29.95%) some 917 bps better than the comparable Russell 2500 Index and the Global Select Fund, Investor Class (+17.96%) 356 bps better than the MSCI ACWI Index. The top performing Cambiar Fund was the Aggressive Value Fund, Investor Class, which generated a 43.93% gain in the last 12 months versus 20.78% for the Russell 3000 Index and 16.62% for the MSCI World Index. This Fund is highly concentrated, which amplifies the benefit of the moves in individual stocks. It does use instruments such as derivatives and swaps that can further amplify the impact of individual stocks’ performance, and with a lot of names working rather favorably, things worked out especially well. The Aggressive Value Fund

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

has enjoyed similar periods of exceptional shorter-term outperformance in the past, notably in late 2009, late 2010, and early 2011, as well as periods of distinctive underperformance in mid 2011 and mid 2012. As this is a rather unique investment strategy versus the competitive universe, there isn’t a clear and obvious way to mitigate the short-term bumps that are inevitable in a highly concentrated and aggressively implemented strategy such as this. That said, as the condition of world financial markets and equity valuations have evolved considerably to a more fairly-valued level, the Fund has sought more balance and diversity in terms of the sectors, geographies, and return drivers of its holdings since 2012. This won’t inoculate the Aggressive Value Fund from short-term underperformance if numerous holdings decline in value, but has to date restrained and moderated the aggregate volatility of this strategy. Optimistically, this would dampen the performance swings in future downdrafts.

Finally, I am obligated to discuss the impact of derivatives on investment results in the various funds. The only fund that has held any derivatives since early 2012 is the Aggressive Value Fund, meaning that the use of derivatives had zero impact on results in fiscal 2014 for all the Cambiar Funds save this one. Cambiar employs the use of longer maturity call options and total return swaps in the Cambiar Aggressive Value Fund. The instruments, among other impacts, permit a smoother management of fund positions and cash balances during periods of cash flow and market volatility, and also allow for some degree of improved management of after-tax portfolio returns. By their nature, derivatives embed a degree of leverage, and can either amplify or reduce overall portfolio performance accordingly. As we have used these instruments for multiple purposes per the above, it would be difficult to fully disaggregate their impact on Fund performance to the basis point. On balance we would estimate that the Aggressive Value Fund’s performance was bettered by about seven to eight percentage points owing to derivative use. This performance was a good deal better than we would normally expect on an annual basis across market cycles.

As we look forward into 2014 and beyond, we expect the push and pull between low yields in the world of bonds, clear limits on pricing power, along with generally fuller equity valuations, to continue to cause global equity returns to vary by industry and geography. With good values not nearly as abundant, a selective, value oriented approach ought to have some advantage.

Sincerely,

Brian M. Barish

President

Cambiar Investors LLC

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security. This information is for educational purposes only.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with equity investing, international investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Investments in small companies typically exhibit higher volatility. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Funds may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The unusually favorable conditions that may lead to higher returns may not continue to exist and there can be no assurance that extraordinary performance will be repeated in the future.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

Definition of Comparative Indices

Morgan Stanley MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Country World Index incorporates large and mid cap equity coverage in 24 developed and 21 emerging market countries. The Index includes 2,428 constituents and spans approximately 85% of the global investable equity market.

Russell 2000® Index is a market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500® Index is a market capitalization-weighted index that measures the performance of the small to mid-cap segment of the U.S. equity universe commonly referred to as “smid” cap, which are the 2,500 smallest companies in the Russell 3000 Index.

Russell 3000®Index is a market capitalization-weighted index that measures the performance of the 3,000 largest U.S. companies, which represents approximately 98% of the U.S. equity market.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic equity market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
OPPORTUNITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class	19.14%	6.70%	16.98%	6.35%	8.60%
Institutional Class	19.46%	6.96%	17.28%	N/A	5.90%
S&P 500 Index	20.44%	13.83%	19.14%	7.67%	5.17%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning June 30, 1998 and Institutional Class Shares were offered beginning November 3, 2005. The S&P 500 Index annualized inception to date return is as of June 30, 1998.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Annualized Inception to Date
Investor Class	14.56%	5.76%	16.40%	7.01%	9.18%
Institutional Class	14.84%	N/A	N/A	N/A	19.05%
Morgan Stanley MSCI EAFE Index	13.35%	5.66%	13.58%	6.93%	5.18%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning September 9, 2002 and Institutional Class Shares were offered beginning November 30, 2012. The Morgan Stanley MSCI EAFE Index annualized inception to date return is as of September 9, 2002.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class	25.13%	10.22%	22.50%	12.07%
Institutional Class	25.48%	10.50%	22.79%	20.52%
Russell 2000 Index	20.50%	10.74%	19.84%	9.18%

(1)	Returns shown represent the performance of the Investor Class and Institutional Class. The performance of the Institutional Class may vary as a result of shareholder servicing fees paid by the Investor Class. Investor Class Shares were offered beginning August 31, 2004 and Institutional Class Shares were offered beginning October 31, 2008. The Russell 2000 Index annualized inception to date return is as of August 31, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	3-Year Return	5-Year Return	Annualized Inception to Date
Investor Class	43.93%	4.86%	25.53%	10.95%
Russell 3000 Index	20.78%	13.54%	19.54%	6.39%

(1)	Commenced operations on August 31, 2007.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	Annualized Inception to Date
Investor Class	29.95%	12.50%
Russell 2500 Index	20.78%	12.82%

(1)	Commenced operations on May 31, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR GLOBAL
SELECT FUND

Growth of a $10,000 Investment

AVERAGE ANNUAL TOTAL RETURN(1) FOR PERIODS ENDED APRIL 30, 2014
	1-Year Return	Annualized Inception to Date
Investor Class	17.96%	18.75%
MSCI All Country World Index	14.40%	16.70%

(1)	Commenced operations on November 30, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower. The Fund’s performance assumes the reinvestment of dividends and capital gains. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.3%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 2.6%
Honeywell International	225,000	$20,902,500

AUTOMOBILES — 3.7%
Ford Motor	1,900,000	30,685,000

BANKS — 4.7%
BB&T	500,000	18,665,000
Regions Financial	2,000,000	20,280,000

		38,945,000

CHEMICALS — 2.8%
Dow Chemical	460,000	22,954,000

CONSUMER FINANCE — 2.5%
Capital One Financial	275,000	20,322,500

ENERGY EQUIPMENT & SERVICES — 7.5%
Halliburton	325,000	20,497,750
National Oilwell Varco	265,000	20,810,450
Superior Energy Services	625,000	20,575,000

		61,883,200

FOOD & STAPLES RETAILING — 2.5%
CVS Caremark	285,000	20,725,200

FOOD PRODUCTS — 2.6%
ConAgra Foods	700,000	21,357,000

HEALTH CARE EQUIPMENT & SUPPLIES — 6.1%
Abbott Laboratories	725,000	28,086,500
Baxter International	300,000	21,837,000

		49,923,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

HEALTH CARE PROVIDER & SERVICES — 5.1%
Aetna	300,000	$21,435,000
Express Scripts Holding*	305,000	20,306,900

		41,741,900

HOTELS, RESTAURANTS & LEISURE — 5.0%
Carnival, Cl A	525,000	20,637,750
Hilton Worldwide Holdings*	940,000	20,520,200

		41,157,950

HOUSEHOLD DURABLES — 2.6%
Sony ADR	1,200,000	21,168,000

HOUSEHOLD PRODUCTS — 2.5%
Procter & Gamble	250,000	20,637,500

INSURANCE — 7.7%
ACE Ltd.	220,000	22,510,400
MetLife	400,000	20,940,000
Willis Group Holdings	475,000	19,470,250

		62,920,650

INTERNET SOFTWARE & SERVICES — 3.4%
Google, Cl A*	52,000	27,813,760

IT SERVICES — 5.1%
Amdocs	450,000	20,938,500
Vantiv, Cl A*	680,000	20,910,000

		41,848,500

LIFE SCIENCES TOOLS & SERVICES — 1.1%
Agilent Technologies	162,975	8,807,169

MACHINERY — 2.5%
Stanley Black & Decker	240,000	20,613,600

MEDIA — 3.6%
Comcast, Cl A	575,000	29,762,000

MULTI-LINE RETAIL — 3.4%
Target	450,000	27,787,500

OIL, GAS & CONSUMABLE FUELS — 6.5%
Anadarko Petroleum	340,000	33,666,800
Valero Energy	350,000	20,009,500

		53,676,300

PHARMACEUTICALS — 6.1%
Merck	500,000	29,280,000
Novartis ADR	235,000	20,430,900

		49,710,900

SOFTWARE — 2.7%
Activision Blizzard	1,100,000	22,011,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 3.5%
EMC	1,125,000	$29,025,000

TELECOMMUNICATION SERVICES — 2.5%
Verizon Communications	440,000	20,561,200

TOTAL COMMON STOCK (Cost $615,301,165)		806,940,829

SHORT-TERM INVESTMENT (A) — 0.3%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $2,878,837)	2,878,837	2,878,837

TOTAL INVESTMENTS — 98.6% (Cost $618,180,002)		$809,819,666

Percentages are based on Net Assets of $821,276,034.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

As of April 30, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 92.6%
	Shares	Value

CANADA — 2.2%
Suncor Energy	166,000	$6,407,600

FRANCE — 12.8%
Accor	110,000	5,374,856
AXA	215,000	5,597,017
Cap Gemini	8,300	585,895
Ipsen	105,000	4,655,925
LVMH Moet Hennessy Louis Vuitton	31,000	6,092,886
Technip	57,000	6,409,645
Unibail-Rodamco	32,000	8,627,723

		37,343,947

GERMANY — 6.6%
Daimler	95,000	8,789,881
Deutsche Boerse	70,000	5,123,750
GEA Group	122,000	5,454,570

		19,368,201

ISRAEL — 1.8%
Check Point Software Technologies*	84,000	5,381,040

JAPAN — 25.6%
Hitachi	800,000	5,693,588
Kao ADR	160,000	6,000,000
Mitsubishi Estate	250,000	5,663,240
Nippon Telegraph & Telephone ADR	335,000	9,326,400
Otsuka Holdings	190,000	5,474,009
Secom	97,000	5,586,402
Seven & I Holdings	225,000	8,878,855
Sony ADR	485,000	8,555,400
Sumitomo Mitsui Financial Group ADR	1,040,000	8,268,000
Suntory Beverage & Food	168,000	5,863,143
Toray Industries	840,000	5,484,875

		74,793,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

MEXICO — 1.8%
America Movil ADR, Ser L	260,000	$5,220,800

NETHERLANDS — 11.5%
Aegon	675,000	6,116,284
Airbus Group	77,500	5,318,111
Heineken	80,000	5,546,235
Koninklijke DSM	77,000	5,517,616
Koninklijke KPN*	1,660,000	5,896,923
Koninklijke Philips	165,000	5,279,149

		33,674,318

PORTUGAL — 2.0%
Portugal Telecom SGPS	1,400,000	5,823,547

SPAIN — 4.9%
Banco Bilbao Vizcaya Argentaria ADR	700,000	8,645,000
Repsol ADR	210,000	5,640,600

		14,285,600

SWITZERLAND — 6.2%
Julius Baer Group	125,000	5,842,183
Novartis ADR	70,000	6,085,800
Roche Holding	21,000	6,153,671

		18,081,654

TAIWAN — 2.1%
Taiwan Semiconductor Manufacturing ADR	300,000	6,030,000

UNITED KINGDOM — 13.2%
BAE Systems	915,000	6,180,136
Barclays	1,360,000	5,791,631
BG Group	130,300	2,635,835
ICAP	800,000	5,593,867
Vodafone Group ADR	175,000	6,643,000
William Hill	1,020,000	6,109,115
WPP	255,000	5,485,630

		38,439,214

UNITED STATES — 1.9%
Schlumberger Ltd.	56,000	5,686,800

TOTAL COMMON STOCK (Cost $260,206,587)		270,536,633

PREFERRED STOCK — 2.0%
GERMANY — 2.0%
Porsche Automobil Holding (Cost $4,909,693)	52,000	5,721,218

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND
APRIL 30, 2014

SHORT-TERM INVESTMENT (A) — 2.4%

	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $7,167,540)	7,167,540	$7,167,540

TOTAL INVESTMENTS — 97.0% (Cost $272,283,820)		$283,425,391

Percentages are based on Net Assets of $292,257,699.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

Ser — Series

As of April 30, 2014, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.8%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 1.9%
Exelis	1,407,000	$26,085,780

AIR FREIGHT & LOGISTICS — 1.6%
Atlas Air Worldwide Holdings*	611,000	21,378,890

BANKS — 9.3%
BBCN Bancorp	1,188,000	18,307,080
Cathay General Bancorp	1,058,000	24,968,800
First Niagara Financial Group	3,061,000	27,304,120
TCF Financial	1,806,000	28,354,200
Umpqua Holdings	1,623,000	26,990,490

		125,924,690

CHEMICALS — 4.2%
Cabot	506,500	29,275,700
Scotts Miracle-Gro, Cl A	455,000	27,850,550

		57,126,250

COMMERCIAL SERVICES & SUPPLIES — 3.2%
Brink’s	635,000	16,154,400
Tetra Tech	937,000	26,863,790

		43,018,190

COMMUNICATIONS EQUIPMENT — 2.5%
ARRIS Group*	355,500	9,274,995
JDS Uniphase*	1,965,000	24,896,550

		34,171,545

CONSUMER FINANCE — 3.5%
Air Lease, Cl A	823,000	29,521,010
Green Dot, Cl A*	1,035,000	17,977,950

		47,498,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

DISTRIBUTORS — 1.9%
Beacon Roofing Supply*	710,010	$25,262,156

ELECTRICAL EQUIPMENT — 2.2%
Regal-Beloit	396,000	29,593,080

ENERGY EQUIPMENT & SERVICES — 4.5%
Forum Energy Technologies*	1,011,000	30,188,460
Key Energy Services*	3,016,000	30,280,640

		60,469,100

FOOD PRODUCTS — 2.0%
Darling International*	1,366,000	27,333,660

HEALTH CARE EQUIPMENT & SUPPLIES — 2.4%
Haemonetics*	382,112	11,600,920
Integra LifeSciences Holdings*	447,000	20,374,260

		31,975,180

HEALTH CARE PROVIDER & SERVICES — 6.7%
Health Net*	944,000	32,407,520
Magellan Health Services*	482,000	27,821,040
WellCare Health Plans*	444,000	29,956,680

		90,185,240

HEALTH CARE TECHNOLOGY — 1.3%
Quality Systems	1,242,000	18,344,340

HOTELS, RESTAURANTS & LEISURE — 1.7%
BJ’s Restaurants*	100,750	2,876,413
La Quinta Holdings*	1,200,370	20,154,212

		23,030,625

HOUSEHOLD DURABLES — 1.9%
TiVo*	2,140,000	25,380,400

INSURANCE — 5.7%
Hanover Insurance Group	447,500	26,156,375
ProAssurance	642,000	29,159,640
Third Point Reinsurance*	1,375,433	21,511,772

		76,827,787

IT SERVICES — 1.5%
Unisys*	812,000	19,788,440

MEDIA — 3.5%
Scholastic	647,000	21,292,770
SeaWorld Entertainment	890,000	26,753,400

		48,046,170

METALS & MINING — 6.6%
Carpenter Technology	428,000	26,878,400
Kaiser Aluminum	412,000	29,004,800
US Silica Holdings	748,000	33,787,160

		89,670,360

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

OIL & GAS — 2.3%
Western Refining	728,000	$31,668,000

OIL, GAS & CONSUMABLE FUELS — 2.0%
Bonanza Creek Energy*	566,000	27,518,920

PUBLISHING — 1.6%
Houghton Mifflin Harcourt*	1,051,000	21,471,930

SEMI-CONDUCTORS & INSTRUMENTS — 3.8%
Microsemi*	1,153,000	27,118,560
Teradyne*	1,390,500	24,570,135

		51,688,695

SOFTWARE — 1.6%
AVG Technologies*	1,146,390	21,471,885

SPECIALTY RETAIL — 11.2%
ANN*	333,650	13,075,743
Buckle	209,580	9,848,164
CST Brands	900,000	29,367,000
Express*	1,654,000	24,098,780
Genesco*	409,000	31,235,330
Group 1 Automotive	419,000	30,222,470
Office Depot*	3,221,710	13,176,794

		151,024,281

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 2.0%
Diebold	720,000	27,079,200

TELECOMMUNICATION SERVICES — 2.2%
Telephone & Data Systems	1,080,000	29,365,200

TOTAL COMMON STOCK (Cost $1,098,435,122)		1,282,398,954

SHORT-TERM INVESTMENT (A) — 5.5%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $74,060,290)	74,060,290	74,060,290

TOTAL INVESTMENTS — 100.3% (Cost $1,172,495,412)		$1,356,459,244

Percentages are based on Net Assets of $1,352,960,054.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

Cl — Class

As of April 30, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 81.3%
	Shares	Value

AUTOMOBILES — 8.5%
Daimler	80,000	$7,402,005
Ford Motor	575,000	9,286,250

		16,688,255

BANKS — 7.4%
Banco Bilbao Vizcaya Argentaria ADR	750,000	9,262,500
Mitsubishi UFJ Financial Group ADR	1,000,000	5,350,000

		14,612,500

CONSUMER FINANCE — 2.1%
AerCap Holdings*	100,000	4,173,000

DIVERSIFIED TELECOMMUNICATION SERVICES — 5.9%
Koninklijke KPN*	1,900,000	6,749,491
Nippon Telegraph & Telephone ADR	175,000	4,872,000

		11,621,491

ENERGY EQUIPMENT & SERVICES — 4.1%
Halliburton	75,000	4,730,250
Superior Energy Services	100,000	3,292,000

		8,022,250

HEALTH CARE EQUIPMENT & SUPPLIES — 3.0%
Abbott Laboratories	150,000	5,811,000

HOTELS, RESTAURANTS & LEISURE — 4.9%
William Hill	1,600,000	9,582,925

HOUSEHOLD DURABLES — 8.8%
Sony ADR	450,000	7,938,000
TiVo*	800,000	9,488,000

		17,426,000

INTERNET SOFTWARE & SERVICES — 7.3%
Google, Cl A*	18,000	9,627,840
Orbitz Worldwide*	650,000	4,777,500

		14,405,340

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares/ Contracts	Value
IT SERVICES — 2.9%
Sabre*	350,000	$5,764,500

MEDIA — 1.9%
CBS Outdoor Americas*	125,000	3,662,500

METALS & MINING — 3.4%
US Silica Holdings	150,000	6,775,500

MULTI-LINE RETAIL — 0.6%
Target	20,000	1,235,000

OIL, GAS & CONSUMABLE FUELS — 13.6%
Anadarko Petroleum	55,000	5,446,100
PBF Energy, Cl A	300,000	9,234,000
Suncor Energy	200,000	7,720,000
Valero Energy	75,000	4,287,750

		26,687,850

SOFTWARE — 4.3%
Activision Blizzard	425,000	8,504,250

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 2.6%
EMC	200,000	5,160,000

TOTAL COMMON STOCK (Cost $142,562,905)		160,132,361

SHORT-TERM INVESTMENT (A) — 9.1%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $17,811,336)	17,811,336	17,811,336

TOTAL INVESTMENTS — 90.4% (Cost $160,374,241)		$177,943,697

PURCHASED EQUITY OPTIONS† (B) — 13.8%
AUTOMOBILES — 2.9%
Daimler Call, Expires: 06/19/15, Strike Price: $30.00* OTC	600	3,067,861
Ford Motor Call, Expires: 01/15/16, Strike Price: $10.00*	4,000	2,468,000

		5,535,861

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
Koninklijke KPN Call, Expires: 06/19/15, Strike Price: $2.00*	23,000	2,168,578

ENERGY & EQUIPMENT SERVICES — 2.8%
Halliburton Call, Expires: 01/17/15, Strike Price: $20.00*	750	3,206,250
Superior Energy Services Call, Expires: 06/23/14, Strike Price: $20.00*	2,000	2,360,000

		5,566,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2014

PURCHASED EQUITY OPTIONS† (B) — continued

	Contracts	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
Abbott Laboratories Call, Expires: 01/17/15, Strike Price: $25.00*	2,000	$2,450,000

HOUSEHOLD DURABLES — 1.0%
Sony Call, Expires: 01/15/16, Strike Price: $13.00*	4,000	2,040,000

MULTI-LINE RETAIL — 0.9%
Target Call, Expires: 01/17/16, Strike Price: $50.00*	1,500	1,815,000

OIL, GAS & CONSUMABLE FUELS — 2.4%
Anadarko Petroleum Call, Expires: 05/17/14, Strike Price: $55.00*	450	1,908,000
Valero Energy Call, Expires: 01/17/15, Strike Price: $25.00*	750	2,666,250

		4,574,250

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 1.5%
EMC Call, Expires: 01/17/16, Strike Price: $18.00*	4,250	2,996,250

TOTAL PURCHASED EQUITY OPTIONS (Cost $18,591,951)		$27,146,189

†  For the year ended April 30, 2014, the total amount of all open purchased equity options, as presented in the Schedule of Investments, is representative of the volume of activity for this derivative type during the year.

Percentages are based on Net Assets of $196,898,573.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

(B)  All of the purchased equity options are exchange traded, unless noted otherwise.

ADR — American Depository Receipt

Cl — Class

OTC — Over the Counter

Equity Swaps held by the Fund at April 30, 2014, were as follows:

Company Reference	Counterparty	Termination Date	Receive/ (Pay)	Number of Contracts Long (Short)	Notional Amount	Unrealized Appreciation (Depreciation)
Anadarko Petroleum	J.P. Morgan	11/21/2014	(1 Month LIBOR plus 0.40%)	75,000	$7,432,599	$(6,900)
Amadeus	Goldman Sachs	04/30/2015	1 Month LIBOR plus 0.50%	(100,000)	(4,131,040)	(22,397)
EMC	Goldman Sachs	11/21/2014	(1 Month LIBOR plus 0.50%)	350,000	8,502,458	569,564
Energy Select Sector SPDR	Goldman Sachs	04/09/2015-05/29/2015	1 Month LIBOR plus 0.50%	(150,000)	(13,338,387)	(779,350)
Mitsubishi UFJ Financial Group	Goldman Sachs	11/26/2014	(1 Month LIBOR plus 0.50%)	1,200,000	7,832,814	(1,439,468)
Nippon Telegraph & Telephone ADR	Goldman Sachs	10/09/2014	(1 Month LIBOR plus 0.50%)	200,000	5,221,463	377,245
Sabre	Goldman Sachs	05/29/2015	(1 Month LIBOR plus 0.50%)	225,000	3,756,155	(50,420)
Suncor Energy	Goldman Sachs	05/29/2015	(1 Month LIBOR plus 0.50%)	200,000	6,815,033	917,612
VMware, Cl A	Goldman Sachs	11/21/2014	1 Month LIBOR plus 0.50%	(58,500)	(4,805,902)	(615,611)

						$(1,049,725)

LIBOR — London Interbank Offered Rate

SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
AGGRESSIVE VALUE FUND
APRIL 30, 2014

For the year ended April 30, 2014, the total notional amount of all open swap agreements, as presented in the table above, is representative of the volume of activity for this derivative type during the period.

The following is a summary of inputs used as of April 30, 2014 in valuing the Fund’s investments and other financial instruments carried at value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$160,132,361	$—	$—	$160,132,361
Short-Term Investment	17,811,336	—	—	17,811,336
Purchased Equity Options	27,146,189	—	—	27,146,189
Equity Swaps — Assets‡	—	1,864,421	—	1,864,421

Total Assets	$205,089,886	$1,864,421	$—	$206,954,307

Liabilities	Level 1	Level 2	Level 3	Total
Equity Swaps — Liabilities‡	$—	$2,914,146	$—	$2,914,146

Total Liabilities	$—	$2,914,146	$—	$2,914,146

‡	Equity swaps are valued at the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value

AIR FREIGHT & LOGISTICS — 2.5%
Expeditors International of Washington	1,830	$75,469

BANKS — 7.2%
CIT Group	1,730	74,476
Umpqua Holdings	4,350	72,340
Zions Bancorporation	2,350	67,962

		214,778

CHEMICALS — 4.9%
Huntsman	3,040	76,152
Scotts Miracle-Gro, Cl A	1,135	69,473

		145,625

COMPUTER SOFTWARE — 2.4%
MICROS Systems*	1,380	71,070

CONSTRUCTION & ENGINEERING — 2.6%
URS	1,630	76,806

CONSUMER FINANCE — 5.2%
AerCap Holdings*	1,860	77,618
SLM	3,000	77,250

		154,868

DIVERSIFIED FINANCIAL SERVICES — 2.4%
Leucadia National	2,835	72,349

ELECTRONICS EQUIPMENT — 2.2%
Jabil Circuit	3,830	66,106

ENERGY EQUIPMENT & SERVICES — 5.4%
Forum Energy Technologies*	2,680	80,025
Superior Energy Services	2,530	83,288

		163,313

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

FOOD PRODUCTS — 2.3%
Darling International*	3,465	$69,335

HEALTH CARE EQUIPMENT & SUPPLIES — 2.3%
CareFusion*	1,785	69,722

INSURANCE — 4.9%
Axis Capital Holdings	1,545	70,684
Reinsurance Group of America, Cl A	1,000	76,710

		147,394

INTERNET SOFTWARE & SERVICES — 2.6%
IAC	1,160	76,885

IT SERVICES — 12.3%
Amdocs	1,680	78,170
Global Payments	1,030	68,835
MAXIMUS	1,610	68,538
Sabre*	4,770	78,562
Vantiv, Cl A*	2,410	74,107

		368,212

LIFE SCIENCES TOOLS & SERVICES — 2.3%
PerkinElmer	1,660	69,670

MACHINERY — 7.5%
Crane	1,040	75,639
SPX	720	73,325
Stanley Black & Decker	880	75,583

		224,547

MARINE — 2.4%
Kirby*	725	72,949

MEDIA — 2.5%
CBS Outdoor Americas*	2,610	76,473

METALS & MINING — 2.8%
Allegheny Technologies	2,025	83,430

MULTI-LINE RETAIL — 2.4%
Nordstrom	1,170	71,698

OIL, GAS & CONSUMABLE FUELS — 5.2%
Tesoro	1,350	75,991
Whiting Petroleum*	1,080	79,618

		155,609

PERSONAL PRODUCTS — 2.5%
Coty, Cl A	4,700	75,435

SOFTWARE — 2.2%
Informatica*	1,885	66,823

SPECIALTY RETAIL — 2.2%
Abercrombie & Fitch, Cl A	1,765	64,881

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

TELECOMMUNICATION SERVICES — 2.5%
tw telecom inc, Cl A*	2,460	$75,498

TEXTILES, APPAREL & LUXURY GOODS — 2.4%
PVH	570	71,575

TRADING COMPANIES & DISTRIBUTORS — 2.4%
HD Supply Holdings*	2,850	73,473

TOTAL COMMON STOCK (Cost $2,525,130)		2,953,993

SHORT-TERM INVESTMENT (A) — 2.8%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $82,339)	82,339	82,339

TOTAL INVESTMENTS — 101.3% (Cost $2,607,469)		$3,036,332

Percentages are based on Net Assets of $2,997,683.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

Cl — Class

As of April 30, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2014

SECTOR WEIGHTINGS (Unaudited)†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.5%
	Shares	Value

AEROSPACE/DEFENSE EQUIPMENT — 1.8%
BAE Systems ADR	1,285	$35,184

AUTOMOBILES — 3.7%
Daimler	405	37,458
Ford Motor	2,270	36,660

		74,118

BANKS — 7.7%
Banco Bilbao Vizcaya Argentaria ADR	3,480	42,978
Barclays ADR	2,100	35,931
Regions Financial	3,655	37,062
Sumitomo Mitsui Financial Group ADR	4,660	37,047

		153,018

CAPITAL MARKETS — 1.8%
Julius Baer Group Ltd. ADR	3,833	35,838

CHEMICALS — 3.6%
Huntsman	1,575	39,454
Koninklijke DSM ADR	1,820	32,669

		72,123

COMMERCIAL SERVICES & SUPPLIES — 1.9%
Secom ADR*	2,575	37,075

CONSUMER FINANCE — 2.1%
Capital One Financial	563	41,606

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.0%
Nippon Telegraph & Telephone ADR	1,395	38,837

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

ENERGY EQUIPMENT & SERVICES — 6.0%
Halliburton	605	$38,158
National Oilwell Varco	495	38,872
Technip ADR	1,476	41,402

		118,432

FOOD & STAPLES RETAILING — 1.9%
Seven & I Holdings Ltd. ADR	466	36,763

FOOD PRODUCTS — 5.4%
ConAgra Foods	1,110	33,866
Darling International*	1,850	37,019
Suntory Beverage & Food ADR	2,095	36,767

		107,652

HEALTH CARE EQUIPMENT & SUPPLIES — 1.7%
CareFusion*	889	34,724

HEALTH CARE PROVIDER & SERVICES — 3.7%
Aetna	555	39,655
Express Scripts Holding*	500	33,290

		72,945

HOTELS, RESTAURANTS & LEISURE — 3.9%
Carnival, Cl A	1,100	43,241
Hilton Worldwide Holdings*	1,610	35,146

		78,387

HOUSEHOLD DURABLES — 1.9%
Sony ADR	2,180	38,455

HOUSEHOLD PRODUCTS — 2.0%
Procter & Gamble	470	38,799

INDUSTRIAL CONGLOMERATES — 1.7%
Koninklijke Philips	1,055	33,718

INSURANCE — 5.4%
AXA ADR	1,550	38,827
MetLife	679	35,546
Willis Group Holdings	805	32,997

		107,370

INTERNET SOFTWARE & SERVICES — 3.6%
Google, Cl A*	68	36,372
IAC	520	34,465

		70,837

IT SERVICES — 2.2%
Sabre*	2,600	42,822

MACHINERY — 2.0%
Stanley Black & Decker	460	39,509

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2014

COMMON STOCK — continued

	Shares	Value

MEDIA — 4.0%
Comcast, Cl A	745	$38,561
WPP ADR	370	39,934

		78,495

MULTI-LINE RETAIL — 2.0%
Target	655	40,446

OIL, GAS & CONSUMABLE FUELS — 6.5%
Anadarko Petroleum	485	48,025
Suncor Energy	1,100	42,460
Valero Energy	672	38,418

		128,903

PHARMACEUTICALS — 2.0%
Roche Holding ADR	1,092	40,022

REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.5%
Mitsubishi Estate ADR	1,320	29,832
Unibail-Rodamco ADR REIT	1,485	40,184

		70,016

SEMI-CONDUCTORS & INSTRUMENTS — 1.9%
Taiwan Semiconductor Manufacturing ADR	1,909	38,371

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS — 1.9%
EMC	1,460	37,668

TELECOMMUNICATION SERVICES — 3.5%
America Movil ADR, Ser L	1,705	34,236
Vodafone Group ADR	921	34,961

		69,197

TEXTILES, APPAREL & LUXURY GOODS — 2.2%
LVMH Moet Hennessy Louis Vuitton ADR	1,100	43,151

TOTAL COMMON STOCK (Cost $1,587,009)		1,854,481

SHORT-TERM INVESTMENT (A) — 6.2%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (Cost $122,540)	122,540	122,540

TOTAL INVESTMENTS — 99.7% (Cost $1,709,549)		$1,977,021

Percentages are based on Net Assets of $1,982,554.

*  Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of April 30, 2014.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

REIT — Real Estate Investment Trust

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND
APRIL 30, 2014

As of April 30, 2014, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended April 30, 2014, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended April 30, 2014, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Opportunity Fund	International Equity Fund
Assets:
Cost of securities	$618,180,002	$272,283,820

Investments in securities at value	$809,819,666	$283,425,391
Foreign currency (Cost $— and $6,712, respectively)	—	6,722
Receivable for investment securities sold	23,102,647	4,552,136
Receivable for capital shares sold	643,984	7,383,000
Dividends receivable	1,107,506	555,289
Receivable for dividend tax reclaim	151,788	167,430
Prepaid expenses	17,210	14,847

Total Assets	834,842,801	296,104,815

Liabilities:
Payable for investment securities purchased	11,402,760	3,227,391
Payable for capital shares redeemed	1,288,341	311,870
Investment Adviser fees payable	570,466	133,657
Shareholder servicing fees payable	145,018	73,015
Payable due to administrator	34,302	11,005
Payable due to trustees	4,806	1,492
Chief Compliance Officer fees payable	1,600	565
Other accrued expenses	119,474	88,121

Total Liabilities	13,566,767	3,847,116

Net Assets	$821,276,034	$292,257,699

Net Assets:
Paid-in Capital	$736,415,995	$281,464,038
Undistributed net investment income	7,656,769	2,439,512
Accumulated net realized loss on investments	(114,436,394)	(2,800,614)
Net unrealized appreciation on investments	191,639,664	11,141,571
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	13,192

Net Assets	$821,276,034	$292,257,699

Investor Class Shares:
Net Assets	$464,208,839	$133,849,616
Total shares outstanding at end of year	19,236,299	5,379,535
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$24.13	$24.88
Institutional Class Shares:
Net Assets	$357,067,195	$158,408,083
Total shares outstanding at end of year	14,812,209	6,353,192
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$24.11	$24.93

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	Small Cap Fund	Aggressive Value Fund
Assets:
Cost of securities	$1,172,495,412	$160,374,241
Cost of purchased equity options	—	18,591,951

Investments in securities at value	$1,356,459,244	$177,943,697
Purchased equity options at value	—	27,146,189
Cash	—	2,220,000 †
Foreign Currency (Cost $— and $14,984, respectively)	—	14,984
Receivable for investment securities sold	7,368,620	414,101
Unrealized appreciation on equity swaps	—	1,864,421
Receivable for capital shares sold	1,549,945	8,625,402
Dividends receivable	331,490	362,818
Receivable for dividend tax reclaim	—	103,141
Prepaid expenses	25,151	8,582

Total Assets	1,365,734,450	218,703,335

Liabilities:
Payable for investment securities purchased	10,052,839	18,647,131
Payable for capital shares redeemed	1,224,709	18,124
Investment Adviser fees payable	1,075,506	130,958
Shareholder servicing fees payable	179,721	40,541
Payable due to administrator	57,083	6,979
Payable due to trustees	7,974	964
Chief Compliance Officer fees payable	2,588	401
Unrealized depreciation on equity swaps	—	2,914,146
Other accrued expenses	173,976	45,518

Total Liabilities	12,774,396	21,804,762

Net Assets	$1,352,960,054	$196,898,573

Net Assets:
Paid-in Capital	$1,056,549,855	$211,522,875
Undistributed net investment income	—	2,258,487
Accumulated net realized gain (loss) on investments	112,446,367	(41,957,922)
Net unrealized appreciation on investments	183,963,832	17,569,456
Net unrealized appreciation on purchased equity options	—	8,554,238
Net unrealized depreciation on equity swaps	—	(1,049,725)
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	1,164

Net Assets	$1,352,960,054	$196,898,573

Investor Class Shares:
Net Assets	$627,861,479	$196,898,573
Total shares outstanding at end of year	28,016,816	11,068,457
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.41	$17.79
Institutional Class Shares:
Net Assets	$725,098,575	N/A
Total shares outstanding at end of year	31,885,440	N/A
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$22.74	N/A

†	Pledged as collateral for swap contracts (Note 2).

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
APRIL 30, 2014

STATEMENTS OF ASSETS AND LIABILITIES
	SMID Fund	Global Select Fund
Assets:
Cost of securities	$2,607,469	$1,709,549

Investments in securities at value	$3,036,332	$1,977,021
Receivable for investment securities sold	—	17,244
Receivable for capital shares sold	501	—
Receivable due from Investment Adviser	2,789	5,893
Dividends receivable	321	3,499
Receivable for dividend tax reclaim	—	1,449
Prepaid expenses	10,730	5,863

Total Assets	3,050,673	2,010,969

Liabilities:
Payable for investment securities purchased	24,231	—
Audit fees payable	21,086	21,087
Shareholder servicing fees payable	1,963	463
Payable due to administrator	124	82
Payable due to trustees	17	12
Other accrued expenses	5,569	6,771

Total Liabilities	52,990	28,415

Net Assets	$2,997,683	$1,982,554

Net Assets:
Paid-in Capital	$2,391,349	$1,597,204
Undistributed net investment income	—	20,378
Accumulated net realized gain on investments	177,471	97,500
Net unrealized appreciation on investments	428,863	267,472

Net Assets	$2,997,683	$1,982,554

Investor Class Shares:
Net Assets	$2,997,683	$1,982,554
Total shares outstanding at end of year	223,836	147,630
Net Asset Value Per Share (Net Assets ÷ Shares Outstanding)	$13.39	$13.43

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2014

STATEMENTS OF OPERATIONS
	Opportunity Fund	International Equity Fund

Investment Income
Dividends	$16,721,760	$4,274,710
Less: Foreign Taxes Withheld	(113,842)	(218,169)

Total Investment Income	16,607,918	4,056,541

Expenses
Investment Advisory Fees	7,473,942	1,037,683
Shareholder Servicing Fees – Investor Class Shares	1,238,268	157,142
Administration Fees	415,666	57,553
Trustees’ Fees	19,372	2,836
Chief Compliance Officer Fees	7,367	2,252
Transfer Agent Fees	178,983	59,318
Printing Fees	116,935	24,967
Registration & Filing Fees	42,668	36,348
Custodian Fees	41,348	79,673
Legal Fees	23,852	2,691
Audit Fees	21,813	21,295
Other Expenses	31,442	12,912

Total Expenses	9,611,656	1,494,670

Less:
Investment Advisory Fees Waiver	(662,536)	(265,331)
Fees Paid Indirectly (Note 3)	(638)	(45)

Net Expenses	8,948,482	1,229,294

Net Investment Income	7,659,436	2,827,247

Net Realized Gain on Investments	109,148,140	1,628,642
Net Realized Loss on Foreign Currency Transactions	—	(387,453)
Net Change in Unrealized Appreciation (Depreciation) on Investments	26,180,556	5,036,987
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	14,474

Net Gain on Investments and Foreign Currency Transactions	135,328,696	6,292,650

Net Increase in Net Assets from Operations	$142,988,132	$9,119,897

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2014

STATEMENTS OF OPERATIONS
	Small Cap Fund	Aggressive Value Fund

Investment Income
Dividends	$12,630,744	$2,323,157
Less: Foreign Taxes Withheld	—	(172,806)

Total Investment Income	12,630,744	2,150,351

Expenses
Investment Advisory Fees	14,083,461	1,522,231
Shareholder Servicing Fees – Investor Class	1,678,577	380,557
Administration Fees	686,780	77,913
Trustees’ Fees	31,233	3,604
Chief Compliance Officer Fees	10,950	2,464
Transfer Agent Fees	240,541	41,178
Printing Fees	202,950	22,566
Custodian Fees	55,571	16,872
Registration & Filing Fees	53,781	21,922
Legal Fees	39,056	4,405
Audit Fees	22,197	21,358
Other Expenses	41,084	6,387

Total Expenses	17,146,181	2,121,457

Less:
Investment Advisory Fees Waiver	(1,383,692)	(66,913)
Fees Paid Indirectly (Note 3)	(844)	(105)

Net Expenses	15,761,645	2,054,439

Net Investment Income (Loss)	(3,130,901)	95,912

Net Realized Gain on Investments	237,236,294	37,053,990
Net Realized Gain on Purchased Equity Options	—	1,136,799
Net Realized Gain on Equity Swaps	—	2,881,228
Net Realized Loss on Foreign Currency Transactions	—	(337,952)
Net Change in Unrealized Appreciation (Depreciation) on Investments	66,166,378	7,119,715
Net Change in Unrealized Appreciation (Depreciation) on Purchased Equity Options	—	7,802,468
Net Change in Unrealized Appreciation (Depreciation) on Equity Swaps	—	(371,458)
Net Change in Unrealized Appreciation (Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	—	196

Net Gain on Investments, Purchased Equity Options, Equity Swaps and Foreign Currency Transactions	303,402,672	55,284,986

Net Increase in Net Assets from Operations	$300,271,771	$55,380,898

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS
FOR THE YEAR ENDED
APRIL 30, 2014

STATEMENTS OF OPERATIONS
	SMID Fund	Global Select Fund

Investment Income
Dividends	$28,380	$51,080
Less: Foreign Taxes Withheld	—	(2,181)

Total Investment Income	28,380	48,899

Expenses
Investment Advisory Fees	24,692	16,933
Shareholder Servicing Fees – Investor Class	1,176	847
Administration Fees	1,203	867
Trustees’ Fees	56	40
Chief Compliance Officer Fees	1,095	1,090
Transfer Agent Fees	24,405	24,344
Printing Fees	2,784	2,442
Audit Fees	21,263	21,262
Registration & Filing Fees	20,693	18,407
Custodian Fees	5,000	10,031
Legal Fees	66	48
Other Expenses	1,173	1,341

Total Expenses	103,606	97,652

Less:
Investment Advisory Fees Waiver	(24,692)	(16,933)
Reimbursement of other operating expenses	(47,170)	(58,708)
Fees Paid Indirectly (Note 3)	(1)	(1)

Net Expenses	31,743	22,010

Net Investment Income (Loss)	(3,363)	26,889

Net Realized Gain on Investments	366,782	176,786
Net Change in Unrealized Appreciation (Depreciation) on Investments	207,686	58,588

Net Gain on Investments	574,468	235,374

Net Increase in Net Assets from Operations	$571,105	$262,263

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Income	$7,659,436	$11,525,615
Net Realized Gain on Investments	109,148,140	144,494,652
Net Realized Loss on Equity Swaps	—	(2,048,125)
Net Change in Unrealized Appreciation (Depreciation) on Investments	26,180,556	(40,887,639)

Net Increase in Net Assets Resulting from Operations	142,988,132	113,084,503

Dividends:
Net Investment Income:
Investor Class Shares	(4,812,949)	(6,029,969)
Institutional Class Shares	(4,110,263)	(3,552,201)

Total Dividends	(8,923,212)	(9,582,170)

Capital Share Transactions:
Investor Class Shares
Issued	59,979,209	109,201,552
Reinvestment of Dividends	3,891,938	4,685,400
Redeemed	(178,499,571)	(612,068,601)

Net Decrease in Net Assets from Investor Class Share Transactions	(114,628,424)	(498,181,649)

Institutional Class Shares
Issued	85,087,462	84,184,592
Reinvestment of Dividends	3,587,824	3,410,329
Redeemed	(65,939,299)	(215,144,272)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	22,735,987	(127,549,351)

Net Decrease in Net Assets from Capital Share Transactions	(91,892,437)	(625,731,000)

Total Increase (Decrease) in Net Assets	42,172,483	(522,228,667)
Net Assets:
Beginning of year	779,103,551	1,301,332,218

End of year (including undistributed net investment income of $7,656,769 and $8,920,545, respectively)	$821,276,034	$779,103,551

Share Transactions:
Investor Class Shares
Issued	2,675,920	6,219,960
Reinvestment of Dividends	167,611	266,216
Redeemed	(7,872,301)	(33,837,392)

Total Decrease in Investor Class Shares	(5,028,770)	(27,351,216)

Institutional Class Shares
Issued	3,740,587	4,590,275
Reinvestment of Dividends	154,781	194,100
Redeemed	(2,926,172)	(12,020,890)

Total Increase (Decrease) in Institutional Class Shares	969,196	(7,236,515)

Net Decrease in Shares Outstanding	(4,059,574)	(34,587,731)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Income	$2,827,247	$449,723
Net Realized Gain on Investments	1,628,642	1,523,573
Net Realized Loss on Foreign Currency Transactions	(387,453)	(32,775)
Net Change in Unrealized Appreciation (Depreciation) on Investments	5,036,987	2,271,219
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	14,474	(3,729)

Net Increase in Net Assets Resulting from Operations	9,119,897	4,208,011

Dividends:
Net Investment Income:
Investor Class Shares	(167,881)	(446,525)
Institutional Class Shares	(239,380)	(66,176)

Total Dividends	(407,261)	(512,701)

Capital Share Transactions:
Investor Class Shares
Issued	107,754,550	5,659,766
Reinvestment of Dividends	160,246	434,148
Redemption Fees – Note 2	10,298	241
Redeemed	(10,199,157)	(13,931,849)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	97,725,937	(7,837,694)

Institutional Class Shares
Issued	159,797,384	7,687,302
Reinvestment of Dividends	239,380	66,175
Redemption Fees – Note 2	944	361
Redeemed	(13,076,535)	(38,184)

Net Increase in Net Assets from Institutional Class Share Transactions	146,961,173	7,715,654

Net Increase (Decrease) in Net Assets from Capital Share Transactions	244,687,110	(122,040)

Total Increase in Net Assets	253,399,746	3,573,270
Net Assets:
Beginning of year	38,857,953	35,284,683

End of year (including undistributed net investment income of $2,439,512 and $406,978, respectively)	$292,257,699	$38,857,953

Share Transactions:
Investor Class Shares
Issued	4,386,650	286,423
Reinvestment of Dividends	6,299	21,729
Redeemed	(419,954)	(707,069)

Total Increase (Decrease) in Investor Class Shares	3,972,995	(398,917)

Institutional Class Shares
Issued	6,496,213	376,781
Reinvestment of Dividends	9,398	3,312
Redeemed	(530,697)	(1,815)

Total Increase in Institutional Class Shares	5,974,914	378,278

Net Increase (Decrease) in Shares Outstanding	9,947,909	(20,639)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Loss	$(3,130,901)	$(3,371,900)
Net Realized Gain on Investments	237,236,294	71,492,444
Net Change in Unrealized Appreciation (Depreciation) on Investments	66,166,378	30,293,065

Net Increase in Net Assets Resulting from Operations	300,271,771	98,413,609

Distributions:
Realized Gains:
Investor Class Shares	(73,846,601)	(11,382,552)
Institutional Class Shares	(77,461,764)	(4,898,838)

Total Distributions	(151,308,365)	(16,281,390)

Capital Share Transactions:
Investor Class Shares
Issued	128,950,725	361,807,411
Reinvestment of Dividends	60,146,088	9,426,541
Redemption Fees — Note 2	36,993	84,340
Redeemed	(493,466,237)	(373,602,905)

Net Decrease in Net Assets from Investor Class Share Transactions	(304,332,431)	(2,284,613)

Institutional Class Shares
Issued	270,719,970	345,206,479
Reinvestment of Dividends	73,933,893	4,789,179
Redemption Fees — Note 2	72,216	47,313
Redeemed	(205,579,554)	(111,117,361)

Net Increase in Net Assets from Institutional Class Share Transactions	139,146,525	238,925,610

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(165,185,906)	236,640,997

Total Increase (Decrease) in Net Assets	(16,222,500)	318,773,216
Net Assets:
Beginning of year	1,369,182,554	1,050,409,338

End of year (including accumulated net investment loss of ($—) and ($—), respectively)	$1,352,960,054	$1,369,182,554

Share Transactions:
Investor Class Shares
Issued	5,794,342	19,387,054
Reinvestment of Dividends	2,802,707	516,523
Redeemed	(22,801,106)	(20,346,864)

Total Decrease in Investor Class Shares	(14,204,057)	(443,287)

Institutional Class Shares
Issued	12,029,706	18,061,903
Reinvestment of Dividends	3,399,259	259,999
Redeemed	(9,083,271)	(6,017,853)

Total Increase in Institutional Class Shares	6,345,694	12,304,049

Net Increase (Decrease) in Shares Outstanding	(7,858,363)	11,860,762

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Income	$95,912	$178,374
Net Realized Gain (Loss) on Investments and Purchased Equity Options	38,190,789	(13,900,732)
Net Realized Gain on Equity Swaps	2,881,228	7,571,364
Net Realized Loss on Foreign Currency Transactions	(337,952)	(141,775)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Equity Options and Equity Swaps	14,550,725	13,896,500
Net Change in Unrealized Appreciation (Depreciation) on Foreign currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	196	3,976

Net Increase in Net Assets Resulting from Operations	55,380,898	7,607,707

Capital Share Transactions:
Issued	61,455,520	18,570,751
Redemption Fees — Note 2	16,857	37,130
Redeemed	(54,702,504)	(119,040,749)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,769,873	(100,432,868)

Total Increase (Decrease) in Net Assets	62,150,771	(92,825,161)
Net Assets:
Beginning of year	134,747,802	227,572,963

End of year (including undistributed net investment income (accumulated net investment loss) of $2,258,487 and ($350,698), respectively)	$196,898,573	$134,747,802

Share Transactions:
Issued	3,725,486	1,718,773
Redeemed	(3,563,306)	(11,623,846)

Net Increase (Decrease) in Shares Outstanding	162,180	(9,905,073)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Loss	$(3,363)	$(2,447)
Net Realized Gain on Investments	366,782	54,346
Net Change in Unrealized Appreciation (Depreciation) on Investments	207,686	158,159

Net Increase in Net Assets Resulting from Operations	571,105	210,058

Distributions:
Realized Gains	(119,764)	—

Total Distributions	(119,764)	—

Capital Share Transactions:
Issued	615,184	35,360
Reinvestment of Dividends	119,760	—
Redeemed	(3,031)	(33,928)

Net Increase in Net Assets from Capital Share Transactions	731,913	1,432

Total Increase in Net Assets	1,183,254	211,490
Net Assets:
Beginning of year	1,814,429	1,602,939

End of year (including accumulated net investment loss of ($—) and ($2,220), respectively)	$2,997,683	$1,814,429

Share Transactions:
Issued	47,268	3,571
Reinvestment of Dividends	9,558	—
Redeemed	(252)	(3,963)

Net Increase (Decrease) in Shares Outstanding	56,574	(392)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended April 30, 2014	Year Ended April 30, 2013
Operations:
Net Investment Income	$26,889	$9,510
Net Realized Gain on Investments	176,786	76,877
Net Change in Unrealized Appreciation (Depreciation) on Investments	58,588	109,974

Net Increase in Net Assets Resulting from Operations	262,263	196,361

Dividends and Distributions:
Net Investment Income	(6,558)	(11,566)
Realized Gains	(142,243)	(22,161)

Total Dividends and Distributions	(148,801)	(33,727)

Capital Share Transactions:
Issued	317,867	42,252
Reinvestment of Dividends	148,795	33,727
Redemption Fees – Note 2	—	565
Redeemed	(10,657)	(35,950)

Net Increase in Net Assets from Capital Share Transactions	456,005	40,594

Total Increase in Net Assets	569,467	203,228
Net Assets:
Beginning of year	1,413,087	1,209,859

End of year (including undistributed investment income of $20,378 and $47, respectively)	$1,982,554	$1,413,087

Share Transactions:
Issued	23,786	4,014
Reinvestment of Dividends	11,502	3,087
Redeemed	(810)	(3,223)

Net Increase in Shares Outstanding	34,478	3,878

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,

	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$20.45	$17.90	$20.38	$16.31	$11.43
Income (Loss) from Operations:
Net Investment Income(1)	0.19	0.19	0.13	0.07	0.13
Net Realized and Unrealized Gain (Loss)	3.71	2.55	(2.52)	4.18	4.77

Total from Operations	3.90	2.74	(2.39)	4.25	4.90

Dividends:
Net Investment Income	(0.22)	(0.19)	(0.09)	(0.18)	(0.02)

Total Dividends	(0.22)	(0.19)	(0.09)	(0.18)	(0.02)

Net Asset Value, End of Year	$24.13	$20.45	$17.90	$20.38	$16.31

Total Return†	19.14%	15.51%	(11.71)%	26.19%	42.89%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$464,209	$496,247	$923,887	$1,279,183	$811,337
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.28%	1.31%	1.30%	1.33%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.85%	1.08%	0.73%	0.36%	0.91%
Portfolio Turnover Rate	58%	64%	62%	63%	78%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR OPPORTUNITY
FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,

	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$20.43	$17.91	$20.40	$16.32	$11.43
Income (Loss) from Operations:
Net Investment Income(1)	0.25	0.24	0.17	0.11	0.17
Net Realized and Unrealized Gain (Loss)	3.71	2.54	(2.53)	4.19	4.78

Total from Operations	3.96	2.78	(2.36)	4.30	4.95

Dividends:
Net Investment Income	(0.28)	(0.26)	(0.13)	(0.22)	(0.06)

Total Dividends	(0.28)	(0.26)	(0.13)	(0.22)	(0.06)

Net Asset Value, End of Year	$24.11	$20.43	$17.91	$20.40	$16.32

Total Return†	19.46%	15.76%	(11.50)%	26.53%	43.29%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$357,067	$282,857	$377,445	$378,342	$332,988
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.03%	1.06%	1.05%	1.08%	1.10%
Ratio of Net Investment Income to Average Net Assets	1.09%	1.33%	0.96%	0.66%	1.15%
Portfolio Turnover Rate	58%	64%	62%	63%	78%

†	Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$21.77	$19.54	$21.63	$17.32	$12.11
Income (Loss) from Operations:
Net Investment Income(1)	0.56	0.25	0.33	0.20	0.22
Net Realized and Unrealized Gain (Loss)	2.61	2.29	(2.24)	4.32	4.99

Total from Operations	3.17	2.54	(1.91)	4.52	5.21

Dividends:
Net Investment Income	(0.06)	(0.31)	(0.18)	(0.21)	—

Total Dividends	(0.06)	(0.31)	(0.18)	(0.21)	—

Redemption Fees(1) (2)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$24.88	$21.77	$19.54	$21.63	$17.32

Total Return†	14.56%	13.12%	(8.72)%	26.27%	43.02%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$133,850	$30,615	$35,285	$38,356	$25,517
Ratio of Expenses to Average Net Assets	1.20%	1.23%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.45%	1.70%	1.61%	1.68%	1.75%
Ratio of Net Investment Income to Average Net Assets	2.30%	1.29%	1.73%	1.11%	1.39%
Portfolio Turnover Rate	58%	75%	62%	69%	86%

†	Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR INTERNATIONAL
EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30, 2014	November 30, 2012* to April 30, 2013
Net Asset Value, Beginning of Year	$21.79	$19.85
Income (Loss) from Operations:
Net Investment Income(1)	0.68	0.18
Net Realized and Unrealized Gain	2.56	2.07

Total from Operations	3.24	2.25

Dividends:
Net Investment Income	(0.10)	(0.31)

Total Dividends	(0.10)	(0.31)

Redemption Fees(1) (2)	0.00	0.00

Net Asset Value, End of Year	$24.93	$21.79

Total Return†	14.84%	11.48%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$158,408	$8,243
Ratio of Expenses to Average Net Assets	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17%	1.59	%**
Ratio of Net Investment Income to Average Net Assets	2.77%	2.04	%**
Portfolio Turnover Rate	58%	75	%***

*	Commencement of Operations.
**	Annualized.
***	Portfolio turnover is for the Fund for the year ended April 30, 2013.
†	Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$20.13	$18.76	$19.76		$15.03	$9.59
Income (Loss) from Operations:
Net Investment Loss(1)	(0.08)	(0.07)	(0.10)		(0.07)	(0.06)
Net Realized and Unrealized Gain (Loss)	5.02	1.72	(0.35	)(3)	4.79	5.50

Total from Operations	4.94	1.65	(0.45)		4.72	5.44

Distributions:
Net Realized Gain	(2.66)	(0.28)	(0.55)		—	—

Total Distributions	(2.66)	(0.28)	(0.55)		—	—

Redemption Fees(1)	0.00 (2)	0.00 (2)	0.00	(2)	0.01	0.00 (2)

Net Asset Value, End of Year	$22.41	$20.13	$18.76		$19.76	$15.03

Total Return†	25.13%	8.96%	(1.80)%		31.47%	56.73%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$627,861	$849,731	$800,200		$559,940	$122,384
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.26%		1.25%	1.24%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.40%	1.41%	1.38%		1.43%	1.60%
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.38)%	(0.55)%		(0.44)%	(0.52)%
Portfolio Turnover Rate	67%	71%	70%		85%	99%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMALL CAP FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Institutional Class Shares
	Year Ended April 30,

	2014	2013	2012		2011	2010
Net Asset Value, Beginning of Year	$20.34	$18.90	$19.86		$15.08	$9.60
Income (Loss) from Operations:
Net Investment Loss(1)	(0.03)	(0.03)	(0.06)		(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss)	5.09	1.75	(0.35	)(3)	4.85	5.55

Total from Operations	5.06	1.72	(0.41)		4.78	5.48

Distributions:
Net Realized Gain	(2.66)	(0.28)	(0.55)		—	—

Total Distributions	(2.66)	(0.28)	(0.55)		—	—

Redemption Fees(1) (2)	0.00	0.00	0.00		0.00	0.00

Net Asset Value, End of Year	$22.74	$20.34	$18.90		$19.86	$15.08

Total Return†	25.48%	9.27%	(1.59)%		31.70%	57.08%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$725,099	$519,452	$250,209		$147,410	$8,388
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%		1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.15%	1.16%	1.17%		1.23%	1.42%
Ratio of Net Investment Loss to Average Net Assets	(0.12)%	(0.15)%	(0.35)%		(0.38)%	(0.49)%
Portfolio Turnover Rate	67%	71%	70%		85%	99%

†	Total return is for the period indicated and have not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)	The amount shown for the year ended April 30, 2012, for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR AGGRESSIVE
VALUE FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$12.36	$10.94	$16.25	$10.93	$6.24
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.01	0.01	(0.03)	(0.12)	(0.01)
Net Realized and Unrealized Gain (Loss)	5.42	1.41	(4.73)	5.89	4.70

Total from Operations	5.43	1.42	(4.76)	5.77	4.69

Dividends and Distributions:
Net Investment Income	—	—	—	(0.03)	—
Net Realized Gain	—	—	(0.55)	(0.46)	—
Return of Capital	—	—	0.00 (2)	—	—

Total Dividends and Distributions	—	—	(0.55)	(0.49)	—

Redemption Fees(1)	0.00 (2)	0.00 (2)	—	0.04	0.00 (2)

Net Asset Value, End of Year	$17.79	$12.36	$10.94	$16.25	$10.93

Total Return†	43.93%	12.98%	(29.09)%	54.32%	75.16%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$196,899	$134,748	$227,573	$390,335	$29,716
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35%	1.36%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Expense Reimbursements and Fees Paid Indirectly)	1.39%	1.40%	1.40%	1.45%	1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.12%	(0.27)%	(0.89)%	(0.14)%
Portfolio Turnover Rate	167%	85%	196%	128%	205%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
SMID FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,		May 31, 2011* to April 30, 2012
	2014	2013
Net Asset Value, Beginning of Year	$10.85	$9.56	$10.00
Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)	(0.01)	(0.04)
Net Realized and Unrealized Gain (Loss)	3.22	1.30	(0.40)

Total from Operations	3.20	1.29	(0.44)

Distributions:
Net Realized Gain	(0.66)	—	—

Total Distributions	(0.66)	—	—

Net Asset Value, End of Year	$13.39	$10.85	$9.56

Total Return†	29.95%	13.49%	(4.40)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$2,998	$1,814	$1,603
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	4.41%	7.17%	8.56	%**
Ratio of Net Investment Loss to Average Net Assets	(0.14)%	(0.16)%	(0.44	)%**
Portfolio Turnover Rate	71%	105%	96	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
GLOBAL SELECT FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year

	Investor Class Shares
	Year Ended April 30,		November 30, 2011* to April 30, 2012
	2014	2013
Net Asset Value, Beginning of Year	$12.49	$11.07	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.21	0.09	0.03
Net Realized and Unrealized Gain	1.98	1.63	1.04

Total from Operations	2.19	1.72	1.07

Dividends and Distributions:
Net Investment Income	(0.05)	(0.10)	—
Net Realized Gain	(1.20)	(0.20)	—

Total Dividends and Distributions	(1.25)	(0.30)	—

Redemption Fees(1)	—	0.00 (2)	—

Net Asset Value, End of Year	$13.43	$12.49	$11.07

Total Return†	17.96%	16.00%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,983	$1,413	$1,210
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	5.77%	9.89%	15.05	%**
Ratio of Net Investment Income to Average Net Assets	1.59%	0.77%	0.70	%**
Portfolio Turnover Rate	67%	70%	22	%***

*	Commencement of Operations
**	Annualized
***	Portfolio turnover is for the period indicated and has not been annualized.
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.

Amounts designated as “—” are $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

NOTES TO FINANCIAL STATEMENTS
1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) was organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 50 portfolios. The financial statements herein are those of the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund (collectively the “Funds,” individually a “Fund”), each of which are diversified Funds, except for the Cambiar Aggressive Value Fund which is considered to be non-diversified. The Opportunity Fund and International Equity Fund seek total return and capital preservation. The Small Cap Fund, SMID Fund, Aggressive Value Fund and Global Select Fund seek long-term capital appreciation. The goal of each of the Funds is to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a security price cannot be obtained from an independent, third party pricing agent, the Funds seek to obtain a bid price from at least one independent broker. Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”).

The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Funds’ Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding the relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Cambiar International Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

exceeded on a specific day, the Cambiar International Equity Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and requests that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Cambiar International Equity Fund shall value all securities held in the corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

Options for which the primary market is a national securities exchange are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long options, and the most recent ask price for written options. Options not traded on a national securities exchange are valued in accordance with fair value procedures established by the Funds’ Board of Trustees.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.)

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended April 30, 2014, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to share-holders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Cambiar International Equity Fund, Cambiar Aggressive Value Fund and Cambiar Global Select Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the year ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Options — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2014, the Cambiar Aggressive Value Fund had open purchased equity option positions.

Swap Contracts — The Funds are authorized to enter into various contracts, including total return swaps and equity swap contracts, for the purposes of capitalizing on valuation anomalies that exist in the market. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered.

In a long position, the Funds will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have increased or decreased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks, less a floating rate of interest on the notional amount of the swap. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the swap would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the swap. All of these components are reflected in the market value of the swaps.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of April 30, 2014, the Cambiar Aggressive Value Fund has entered into swap contracts as shown on the Schedule of Investments.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2014 the Cambiar Aggressive Value Fund entered into swap agreements with two counterparties.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in purchased equity options and swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following table presents the Cambiar Aggressive Value Fund’s derivative assets by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of April 30, 2014:

Counterparty	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Received	Net Amount
Equity Swaps Goldman Sachs	$1,864,421	$(1,864,421)	$—	$—
Purchased Equity Option Goldman Sachs	3,067,861	—	—	3,067,861

Total	$4,932,282	$(1,864,421)	$—	$3,067,861

The following table presents the Cambiar Aggressive Value Fund’s derivative liabilities by counterparty net of amounts available for offset under a netting agreement or similar arrangement and net of the related collateral as of April 30, 2014:

Counterparty	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged*	Net Amount
Equity Swaps Goldman Sachs	$2,907,246	$(1,864,421)	$(1,042,825)	$—
J.P. Morgan	6,900	—	—	6,900

Total	$2,914,146	$(1,864,421)	$(1,042,825)	$6,900

*	Collateral pledged is limited to the net outstanding amount from an individual counterparty. The actual collateral amount pledged may exceed this amount and may fluctuate in value.

Expenses — Expenses of the Trust can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund retain a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. For the year ended April 30, 2014, the Funds retained fees of $11,242, $109,209, $16,857, $0 and $0, respectively. Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and SEI Investments Global Fund Services (the “Administrator”) are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.06% of the first $1 billion, 0.045% of the next $2 billion, 0.03% of the next $3 billion, 0.025% of the next $4 billion and 0.02% of any amount above $10 billion of the Funds’ aggregate average daily net assets, subject to a minimum fee of $50,000 per Fund plus $10,000 for each class of shares, not including the first class, of any Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

The Trust and SEI Investments Distribution Co. (the “Distributor”) are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing fee plan under which a shareholder servicing fee up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Funds will be paid to the Distributor. The Distributor may perform, or may compensate other service providers for providing, certain shareholder and administrative services. Shareholder servicing fees in excess of 0.25% of average daily net assets of the Investor Class are paid by Cambiar Investors, LLC (the “Adviser”).

Certain officers of the Trust are also officers of the Administrator, which is a wholly-owned subsidiary of SEI Investments Company and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

DST Systems, Inc. serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

The Funds earn cash management credits which are used to offset transfer agent expenses. During the year ended April 30, 2014, the Cambiar Opportunity, Cambiar International Equity, Cambiar Small Cap, Cambiar Aggressive Value, Cambiar SMID and Cambiar Global Select Funds earned credits of $638, $45, $844, $105, $1 and $1, respectively, which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

4.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Cambiar Opportunity Fund at a fee calculated at an annual rate of 0.90% of the first $2.5 billion and 0.75% of amounts above $2.5 billion of the Fund’s average daily net assets. Prior to September 1, 2013, the management fee for the Cambiar Opportunity Fund was 1.00% for the first $500 million, 0.90% of assets between $500 million and $2.5 billion, and 0.75% of amounts above $2.5 billion. Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Cambiar International Equity, the Cambiar Small Cap, Cambiar Aggressive Value, Cambiar SMID and the Cambiar Global Select Funds at an annual rate of 0.90%, 1.05% , 1.00%, 1.05% and 1.00% respectively, of each Fund’s average daily net assets. Prior to September 1, 2013, the management fee for the Cambiar International Equity Fund was 1.05%.

The Adviser has contractually agreed, through September 1, 2014, to waive a portion of its advisory fees and to assume expenses, which are calculated based on each Funds average daily net assets, in order to keep the total operating expenses of each Fund from exceeding certain contractual expense limitations. Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Cambiar Opportunity Fund, Investor Class	1.20%
Cambiar Opportunity Fund, Institutional Class	0.95%
Cambiar International Equity Fund, Investor Class	1.20%
Cambiar International Equity Fund, Institutional Class	0.95%
Cambiar Small Cap Fund, Investor Class	1.30%
Cambiar Small Cap Fund, Institutional Class	1.05%
Cambiar Aggressive Value Fund, Investor Class	1.35%
Cambiar SMID Fund, Investor Class	1.35%
Cambiar Global Select Fund, Investor Class	1.30%

In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. There were no fees recouped by the adviser during the year ending April 30, 2014.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

At April 30, 2014, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until April 30:	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund	Cambiar Aggressive Value Fund	Cambiar SMID Fund	Cambiar Global Select Fund
4/30/11-4/30/12	2015	$1,352,441	$98,491	$977,921	$110,565	$92,573	$63,287
4/30/12-4/30/13	2016	1,133,347	159,106	1,205,134	76,734	91,533	105,703
4/30/13-4/30/14	2017	662,536	265,331	1,383,692	66,913	71,862	75,641

		$3,148,324	$522,928	$3,566,747	$254,212	$255,968	$244,631

5.	Investment Transactions:

For the year ended April 30, 2014, the Funds made purchases and sales of investment securities other than long-term U.S. Government and short-term securities as follows:

	Purchases	Sales
Cambiar Opportunity Fund	$457,246,891	$529,292,922
Cambiar International Equity Fund	296,171,583	63,919,012
Cambiar Small Cap Fund	867,477,332	1,201,148,374
Cambiar Aggressive Value Fund	223,397,087	231,413,059
Cambiar SMID Fund	2,212,909	1,594,744
Cambiar Global Select Fund	1,347,798	1,080,158

There were no purchases or sales of long-term U.S. Government Securities for any of the Funds.

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. GAAP. These differences are primarily due to wash sales and differing book and tax treatments for foreign currency transactions, investments in swaps, reclassification of distributions, utilization of earnings and profits on shareholder redemptions and certain net operating losses which, for tax purposes, offset short-term capital gains. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid-in capital or accumulated net realized loss, as appropriate, in the period that the differences arise.

Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Cambiar Opportunity Fund	$—	$—	$—
Cambiar International Equity Fund	(387,452)	387,452	—
Cambiar Small Cap Fund	3,130,901	(26,142,173)	23,011,272
Cambiar Aggressive Value Fund	2,513,273	(2,513,273)	—
Cambiar SMID Fund	5,583	(5,583)	—
Cambiar Global Select Fund	—	—	—

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long -Term Capital Gain	Total
Cambiar Opportunity Fund
2014	$8,923,212	$—	$8,923,212
2013	9,582,170	—	9,582,170
Cambiar International Equity Fund
2014	407,261	—	407,261
2013	512,701	—	512,701
Cambiar Small Cap Fund
2014	34,370,174	116,938,191	151,308,365
2013	—	16,281,390	16,281,390

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

	Ordinary Income	Long-Term Capital Gain	Total
Cambiar Aggressive Value Fund
2014	$—	$—	$—
2013	—	—	—
Cambiar SMID Fund
2014	47,938	71,826	119,764
2013	—	—	—
Cambiar Global Select Fund
2014	82,422	66,379	148,801
2013	33,727	—	33,727

As of April 30, 2014, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Cambiar Opportunity Fund	Cambiar International Equity Fund	Cambiar Small Cap Fund
Undistributed Ordinary Income	$7,656,769	$2,439,503	$34,899,694
Undistributed Long-Term Capital Gain	—	—	80,792,353
Post-October Losses	—	(1,509,302)	—
Capital Loss Carryforwards	(109,411,578)	(1,173,355)	—
Net Unrealized Appreciation	186,614,848	11,036,815	180,718,152

Total Distributable Earnings	$84,860,039	$10,793,661	$296,410,199

	Cambiar Aggressive Value Fund	Cambiar SMID Fund	Cambiar Global Select Fund
Undistributed Ordinary Income	$2,177,672	$17,445	$68,151
Undistributed Long-Term Capital Gain	—	167,629	49,728
Post-October Losses	—	—	—
Capital Loss Carryforwards	(41,611,211)	—	—
Net Unrealized Appreciation	24,809,237	421,260	267,471

Total Distributable Earnings (Accumulated Losses)	$(14,624,302)	$606,334	$385,350

Post-October losses represent losses realized on investment transactions from November 1, 2013 through April 30, 2014 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year.

For Federal income tax purposes, capital loss carryforwards represent losses recognized prior to tax years beginning before December 22, 2010 that may be carried forward for a maximum of eight years and applied against future net realized gains. As of April 30, 2014, the following Funds had capital loss carryforwards:

	Expires 2017	Expires 2018	Total Capital Loss Carryforwards
Cambiar Opportunity Fund	$—	$109,411,578	$109,411,578
Cambiar International Equity Fund	1,173,355	—	1,173,355

During the year ended April 30, 2014, the Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Aggressive Value Fund and Cambiar SMID Fund utilized $103,843,455, $3,190,481, $32,372,561 and $33,936, respectively, of capital loss carryforwards to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2014, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period:

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Cambiar Aggressive Value Fund	$41,611,211	$—	$41,611,211

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and purchased equity options for Federal income tax purposes at April 30, 2014, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Cambiar Opportunity Fund	$623,204,813	$194,353,847	$(7,738,994)	$186,614,853
Cambiar International Equity Fund	272,401,775	16,042,766	(5,019,150)	11,023,616
Cambiar Small Cap Fund	1,175,741,092	215,305,196	(34,587,044)	180,718,152
Cambiar Aggressive Value Fund	179,312,902	29,072,304	(3,295,320)	25,776,984
Cambiar SMID Fund	2,615,073	481,603	(60,344)	421,259
Cambiar Global Select Fund	1,709,549	293,130	(25,658)	267,472

7.	Risks:

At April 30, 2014, the net assets of the Cambiar International Equity Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental super-vision and regulation of foreign securities markets and the possibility of political or economic instability.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	Other:

At April 30, 2014, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of an omnibus account that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Cambiar Opportunity Fund, Investor Class	4	71%
Cambiar Opportunity Fund, Institutional Class	4	87%
Cambiar International Equity Fund, Investor Class	5	67%
Cambiar International Equity Fund, Institutional Class	4	87%
Cambiar Small Cap Fund, Investor Class	5	70%
Cambiar Small Cap Fund, Institutional Class	4	75%
Cambiar Aggressive Value Fund	3	63%
Cambiar SMID Fund	4	95%
Cambiar Global Select Fund	3	99%

9.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2014.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

the Cambiar Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund (six of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cambiar Opportunity Fund, Cambiar International Equity Fund, Cambiar Small Cap Fund, Cambiar Aggressive Value Fund, Cambiar SMID Fund and Cambiar Global Select Fund of The Advisors’ Inner Circle Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

June 27, 2014

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3],4

ROBERT NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 50 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
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Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-777-8227. The following chart lists Trustees and Officers as of April 30, 2014.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003. Chairman of the Board of Trustees of The Advisors’ Inner Circle Fund III and O’Connor EQUUS since 2014.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
JAMES F. VOLK 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2014)	Chief Accounting Officer and Chief Compliance Officer of SEI Investment Manager Services since 2004.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust
3	Board Members oversee 50 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
FUNDS

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.

DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.

EDWARD McCUSKER 30 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.

JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012).Associate, Drinker Biddle & Reath LLP (2006-2011).
1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
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Other Directorships Held by Officer

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	CAMBIAR
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DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 11/01/13	Ending Account Value 04/30/14	Annualized Expense Ratios	Expenses Paid During Period*
Cambiar Opportunity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,086.20	1.20%	$6.21
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar Opportunity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,087.60	0.95%	$4.92
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar International Equity Fund — Investor Class
Actual Fund Return	$1,000.00	$1,002.40	1.20%	$5.96
Hypothetical 5% Return	$1,000.00	$1,018.84	1.20%	$6.01
Cambiar International Equity Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,003.40	0.95%	$4.72
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
Cambiar Small Cap Fund — Investor Class
Actual Fund Return	$1,000.00	$1,069.10	1.30%	$6.67
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51
Cambiar Small Cap Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,070.10	1.05%	$5.39
Hypothetical 5% Return	$1,000.00	$1,019.59	1.05%	$5.26
Cambiar Aggressive Value Fund — Investor Class
Actual Fund Return	$1,000.00	$1,178.10	1.35%	$7.29
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76
Cambiar SMID Fund — Investor Class
Actual Fund Return	$1,000.00	$1,080.50	1.35%	$6.96
Hypothetical 5% Return	$1,000.00	$1,018.10	1.35%	$6.76
Cambiar Global Select Fund — Investor Class
Actual Fund Return	$1,000.00	$1,034.60	1.30%	$6.56
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

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NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an April 30, 2014 tax year end, this notice is for informational purposes only. For shareholders with an April 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended April 30, 2014, each portfolio is designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction (1)	Qualifying Dividend Income (2)
Cambiar Opportunity Fund	0.00%	100.00%	100.00%	100.00%	100.00%
Cambiar International Equity Fund	0.00%	100.00%	100.00%	3.22%	100.00%
Cambiar Small Cap Fund	76.44%	23.56%	100.00%	36.19%	35.31%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	59.97%	40.03%	100.00%	44.07%	43.93%
Cambiar Global Select Fund	44.61%	55.39%	100.00%	18.45%	34.29%

	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Foreign Tax Credit Pass Through (6)
Cambiar Opportunity Fund	0.00%	0.00%	0.00%	0.00%
Cambiar International Equity Fund	0.00%	0.00%	0.00%	31.59%
Cambiar Small Cap	0.00%	0.00%	100.00%	0.00%
Cambiar Aggressive Value Fund	0.00%	0.00%	0.00%	0.00%
Cambiar SMID Fund	0.00%	0.00%	100.00%	0.00%
Cambiar Global Select Fund	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	Foreign Tax Credit Pass Through represents amounts eligible for the foreign tax credit and is reflected as a percentage of “Ordinary Income Distributions.” The Cambiar International Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended April 30, 2014, the total amount of foreign source income was $4,330,070. The total amount of foreign taxes paid was $188,072. Your allocable shares of foreign tax credit will be reported on Form 1099 DIV.

The Cambiar Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-777-8227

Investment Adviser

Cambiar Investors, LLC

2401 E. Second Avenue

Suite 400

Denver, CO 80206

Distributor

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel

Morgan, Lewis & Bockius, LLP

1701 Market Street

Philadelphia, PA 19103-2921

This information must be preceded or accompanied by a current prospectus for the Funds described.

CMB-AR-001-1200

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) to the Trust

E&Y billed the Funds aggregate fees for services rendered to the Funds for the fiscal year 2014 and for the fiscal year 2013 as follows:

		2014			2013
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$129,780	N/A	N/A	$128,100	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$1,689	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2014	2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for fiscal year 2014 and fiscal year 2013 were $0 and $1,689, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2014

By (Signature and Title)*	/s/ James F. Volk
James F. Volk
Treasurer, Controller & CFO

Date: July 9, 2014

*	Print the name and title of each signing officer under his or her signature.